Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING DX-A4	PAGE OF PAGES 1 14
2. CONTRACT (Proc. Inst. Indent.) NO. M67854-11-C-5063	3. EFFECTIVE DATE 31 Mar 2011	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. M67854-11-RC-F0153
5. ISSUED BY	CODE	M67854	6. ADMINISTERED BY (if other than Item 5)	CODE	S1103A
MARINE CORPS SYSTEMS COMMAND — MRAP FMS ATTN: RONALD DINGLE 2200 LESTER STREET QUANTICO VA 22134	DCMA ATLANTA ATTN: ACO CLARA DAVIS 2300 LAKE PARK DR SUITE 300 SMYRNA GA 30080-4091 SCD: A
7. NAME AND ADDRESS OF CONTRACTOR FORCE PROTECTION INDUSTRIES, (INC) OTIS BYRD 9801 HWY 78 STE 3 LADSON SC 29456-3802	(No., street, county, state and zip code)	8. DELIVERY ☒ FOB ORIGIN ☐ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days 10. SUBMIT INVOICES ITEM (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN
CODE 1EFH8	FACILITY CODE
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0338
FORCE PROTECTION INDUSTRIES, INC. WAYNE PHILLIPS, JR. 9801 HIGHWAY 78 LADSON SC 29456	DFAS — COLUMBUS CENTER DFAS — CO/SOUTH ENTITLEMENT OPERATIONS ( PO BOX 182264 COLUMBUS OH 43218-2264
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )	14. ACCOUNTING AND APPROPRIATION DATA See Schedule
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D.UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT $46,596,600.00
16. TABLE OF CONTENTS
(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	8-14
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/SPECS/WORK STATEMENT	3-4	X	J	LIST OF ATTACHMENTS	15
D	PACKAGING AND MARKING	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	5	K	REPRESENTATIONS, CERTIFICATIONS AND
X	F	DELIVERIES OR PERFORMANCE	6	OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	7	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
H	SPECIAL CONTRACT REQUIREMENTS	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT    Contractor is required to sign this document and return 1 copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐ AWARD  (Contractor is not required to sign this document)   Your offer on Solicitation Number                                          including the additions or changes made by you which additions or changes are set forth in full above is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Joseph Bolmarcich Director of Contracts	20A. NAME OF CONTRACTING OFFICER Terry Austin TEL: (540) 658-8813 EMAIL: Terry.Austin@usmc.mil
19B. NAME OF CONTRACTOR	19C. DATE SIGNED 4/1/2011	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED 4/1/2011
BY	/s/ Joseph Bolmarcich	BY	/s/ Terry Austin
(Signature of person authorized to sign)	(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 26 (REV.4/2008)
Previous edition is usable	Prescribed by GSA
FAR (48 CFR) 53.214(a)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-11-C-5063

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		[***]	Each	$[***]	$46,596,600.00

Buffalo AZ Vehicle

FFP

U.S. Army Program of Record Configuration Buffalo A2 Vehicles in support of the

G4 program.

FMS CASE: G4-P-LPF

PDLI: IZ0000 RSN: 001

MILSTRIP: PG4A74/1077/6001/0LPF

PURCHASE REQUEST NUMBER: M67854-11-RC-F0153

FOB: Origin

MILSTRIP: PG4A74/1077/6001/0LPF

PURCHASE REQUEST NUMBER: M67854-11-RC-F0153

NET AMT	$46,596,600.00

$46,596,600.00

ACRN AA

CIN: M6785411RCF01530001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Lot		NSP

Final Inspection Report (FIR)

FFP

Final Inspection Report (FIR)

FOB: Destination

MILSTRIP: PG4A74/1077/6001/0LPF

PURCHASE REQUEST NUMBER: M67854-11-RC-F0153

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section C - Descriptions and Specifications

STATEMENT OF WORK (SOW)

STATEMENT OF WORK FOR FMS Case G4-P-LPF

1.0  PROGRAM DESCRIPTION

Buffalo A2 Mine Protected Clearance Vehicle (MPCV) is a blast protected vehicle that will operate in explosive hazardous environments to conduct route clearance operations.  The system will have an articulating arm with a digging/lifting attachment and camera to remotely interrogate a suspected explosive hazard and allow the crew to confirm, deny, and/or classify the explosive hazard.  The articulating arm and attachment can be used to move explosive hazards to the side of routes.  It will provide a blast protected platform to transport soldiers and to allow soldiers to dismount in order to neutralize and/or mark explosive hazards.

2.0  INTRODUCTION

This Statement of Work (SOW) defines the effort required for the procurement and delivery of the Mine Resistant Ambush Protected (MRAP) Buffalo A2 Army Program of Record for FMS Case G4-P-LPF.  The USG has identified an urgent need to procure a broad, adaptable, and flexible mobile land-based route proving and clearance (RP&C) capability, which will enhance Tactics, Techniques and Procedures (TT&P) for detecting, recognizing, and defeating Emplaced Explosive Ordnance (EEO).

2.2  VEHICLE REQUIREMENTS

Attachment Y, US Army Buffalo A2 Program of Record Purchase Description ATPD-2373 dated 01 April 2010 performance requirements for forty (40) each. Buffalo A2 vehicles.  In addition, the contractor shall ensure that the FMS Case G4-P-LPF Buffalo A2 vehicles meet all specifications applicable at the time of award.

2.3  PERFORMANCE SPECIFICATION

The contractor’s proposal shall, together with the performance specification, form the contract requirements for the G4 Buffalo A2 vehicles.  The contractor’s proposal shall meet or exceed all requirements in the Performance Specifications with the specific exception of Cooling system paragraph 3.4.2.a “...Maintain the specified component operating temperatures within the specified limits while operating continuously at full load and 0.6 tractive effort to gross vehicle weight ratio (TE/GVW) while under the maximum temperatures conditions specified herein.”  and paragraph 4.9.4 “The cooling system shall be tested for maintaining the specified component operating temperatures within the specified limits while operating continuously at full load and 0.6 tractive effort...”  The US Army has accepted performance at 0.5 tractive effort. G4 will also accept 0.5 tractive effort.

In addition, Tires and Wheels paragraph 3.11.4 states in part “...A spare tire and wheel assembly identical to those provided on the axles shall be furnished, and provided with the vehicle.”

In this case, the tires shall be provided as spares and not part of the vehicle shipment. The following specification paragraphs are also modified as follows:

•                  3.1 First Article (p. 6)-Delete

•                  Testing conducted by TACOM

•                  3.12.11 Communication equipment mounting provisions (p. 16)-Delete (a,b,c)

•                  3.1211:1 Government Furnished Equipment Storage and Assembly (p. 16)-
Delete (a,b,c)

•                  3.16 Government-loaned property -Table (p. 20) Delete GFE notes except for
VIC-03

•                  3.1 First Article Table (p.28) - Delete

•                  Testing conducted by TACOM

•                  4.6 Performance (p. 31-35) - Delete

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  Testing conducted by TACOM

•                  4.9.4 Cooling System (p. 37) - .5 Tractive effort

•                  4.9.86 Reliability, Availability, and Maintainability (RAM) (p.43) - Delete

•                  Testing conducted by TACOM

•                  6.3 First article (p. 46) - Delete

•                  Testing conducted by TACOM

5.0  REQUIREMENTS

The Contractor shall accomplish delivery of forty (40) units (platforms) set forth under the contract. A corresponding delivery schedule is provided within the contract.  The Contractor shall ensure that stated performance capabilities of these vehicles are certified and the level warranted.  (CDRL A005)

NOTE:  The standard requirements for the Buffalo A2 vehicle build are located in the performance specifications. If there is a conflict between the Statement of Work and the performance specification, then the SOW takes precedence.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	29-APR-2011	[***]	FORCE PROTECTION INDUSTRIES, INC.
WAYNE PHILLIPS, JR.
9801 HIGHWAY 78
LADSON SC 29456
843-574-3787
FOB: Origin
0001	31-MAY-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Origin
0001	30-JUN-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Origin
0001	29-JUL-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Origin
0001	31-AUG-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Origin
0001	30-SEP-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Origin
0002	15-APR-2011	[***]	(SAME AS PREVIOUS LOCATION)
FOB: Destination

DELIVERY SCHEDULE

Apr	May	Jun	Jul	Aug	Sep

5	7	7	7	7	7

The required delivery date shall be as stated above or sooner. All Line Items shall be shipped complete and received complete by consignee by 30 September 2011.  The contractor shall provide the contract specialist advance notification of any anticipated delays. Accelerated deliveries are accepted and encouraged.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 97-11X8242 28D7 000 74D72 0 065916 2D PG4A74 1077 6001 0LPF

AMOUNT:  $46,596,600.00

CIN M6785411RCF01530001:  $46,596,600.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.211-5	Material Requirements	AUG 2000
52.219-9	Small Business Subcontracting Plan	JAN 2011
52.219-9 Alt II	Small Business Subcontracting Plan (JAN 2011) Alternate II	OCT 2010
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor — Cooperation with Authorities and Remedies	JUL 2010
52.222-20	Walsh-Healey Public Contracts Act	OCT 2010
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-10	Waste Reduction Program	AUG 2000
52.223-13	Certification of Toxic Chemical Release Reporting	AUG 2003
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notification	APR 1984
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.225-14	Inconsistency Between English Version And Translation Of Contract	FEB 2000
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-3	Patent Indemnity	APR 1984
52.228-3	Worker’s Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Workers’ Compensation and War-Hazard Insurance Overseas	APR 1984

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

52.229-3	Federal, State And Local Taxes	APR 2003
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.229-6	Taxes—Foreign Fixed-Price Contracts	JUN 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232-17	Interest	OCT 2010
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008
52.232-32	Performance-Based Payments	AUG 2010
52.233-1	Disputes	JUL 2002
52.233-1 Alt 1	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-2	Service Of Protest	SEP 2006
52.233-2	Service Of Protest	SEP 2006
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.243-1	Changes—Fixed Price	AUG 1987
52.245-1	Government Property	AUG 2010
52.246-23	Limitation Of Liability	FEB 1997
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.246-24 Alt I	Limitation Of Liability—High Value items (Feb 1997) - Alternate I	APR 1984
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.249-2	Termination For Convenience Of The Government (Fixed- Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	SEP 2010
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	OCT 2010
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JAN 2009
252.225-7001 Alt I	252.225-7001 Buy American Act and Balance of Payments Program (JAN 2009) Alternate I	DEC 2010
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Report of Intended Performance Outside the United States and	OCT 2010

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Canada—Submission after Award
252.225-7012	Preference For Certain Domestic Commodities	JUN 2010
252.225-7013	Duty-Free Entry	DEC 2009
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	DEC 2010
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.225-7042	Authorization to Perform	APR 2003
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.229-7006	Value Added Tax Exclusion (United Kingdom)	JUN 1997
252.229-7008	Relief From Import Duty (United Kingdom)	JUN 1997
252.232-7008	Assignment of Claims (Overseas)	JUN 1997
252.232-7010	Levies on Contract Payments	DEC 2006
252.233-7001	Choice of Law (Overseas)	JUN 1997
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

(a) If the Government receives information that a contractor or a person has engaged in conduct constituting a violation of subsection (a), (b), (c), or (d) of Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by section 4304 of the 1996 National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may—

(1) Cancel the solicitation, if the contract has not yet been awarded or issued; or

(2) Rescind the contract with respect to which—

(i) The Contractor or someone acting for the Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27(a) or (b) of the Act for the purpose of either—

(A) Exchanging the information covered by such subsections for anything of value; or

(B) Obtaining or giving anyone a competitive advantage in the award of a Federal agency procurement contract; or

(ii) The head of the contracting activity has determined, based upon a preponderance of the evidence, that the Contractor or someone acting for the Contractor has engaged in conduct constituting an offense punishable under subsections

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

27(e)(1) of the Act.

(b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

(c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.

(End of clause)

52.211-11  LIQUIDATED DAMAGES—SUPPLIES, SERVICES, OR RESEARCH AND DEVELOPMENT (SEP 2000)

(a) If the Contractor fails to deliver the supplies or perform the services within the time specified in this contract, the Contractor shall, in place of actual damages, pay to the Government liquidated damages identified in the below table.

Number of Calendar Days Delinquent in Delivery	Liquidated Damage (LD) - % of Deliverable Cost
1-7	1%
8-14	2%
15-21	3%
22-26	4%
27-31	5%
32 and Above	6%

NOTE:  The percentages of LD’s are not cumulative per calendar day.  Example, a delay from 1 to 7 calendar days will equal a total LD assessment of 1% of the deliverable cost and a delay from 27-31 calendar days will result in a total LD assessment of 5% of the deliverable cost.

(b) If the Government terminates this contract in whole or in part under the Default—Fixed-Price Supply and Service clause, the Contractor is liable for liquidated damages accruing until the Government reasonably obtains delivery or performance of similar supplies or services.  These liquidated damages are in addition to excess costs of repurchase under the Termination clause.

(c) The Contractor will not be charged with liquidated damages when the delay in delivery or performance is beyond the control and without the fault or negligence of the Contractor as defined in the Default--Fixed-Price Supply and Service clause in this contract.

(End of clause)

52.216-24  LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $46,596,600.00 dollars.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $46,596,600.00 dollars.

(End of clause)

52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

United States law will apply to resolve any claim of breach of this contract.

(End of clause)

52.233-4  APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

United States law will apply to resolve any claim of breach of this contract.

(End of clause)

52.252-2  CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at this/these address(es):

[Insert one or more Internet addresses]

(End of clause)

252.201-7000  CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

(a) “Definition. Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (MAR 2008).

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request and Receiving Reports (March 2008)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment. The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil/  within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract. Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is Ms. Charlette Hudson and can be reached on (540) 658-8063 or via email at charlette.hudson@usmc.mil  The alternate USMC WAWF-RA point of contact is Ms. Naydeen Christian and can be reached on (540) 658-8081 or via email at naydeen.christianl@usmc.mil .

The contactor is directed to use the 2 in 1 format when processing invoices and receiving reports. For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DODAAC for all shipping addresses, even if the ship-to address-is other than the Marine Corps Systems Command.

DFAS-Columbus

P.O. Box 369022

Attn:Kansas-M67443

Columbus, Ohio 43236-9022

E-Mail:  CCO-KC-VPIS@DFAS.MIL (Vendor Pay)

PHONE:  1-800-756-4571 #2 then #4 (MOCAS = #1 then #4)

WAWF:  https://wawf.eb.mil/ <https://wawf.eb.mil/>

My Invoice:  https://myinvoice.csd.disa.mil

<https://myinvOice.csd.disa.mil>

Data entry information in WAWF:

Payment Office DoDAAC:  HQ0338

Issue By DoDAAC:  M67854

Admin Office DoDAAC:  S1103A

Ship To/Service Acceptor DoDAAC:  M67854 EXT PG-15 MRAP

Contract Number:  M67854-11-C-5063

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications.  The contractor shall click on “ Send Additional Email Notifications” block on the page that appears.  Add the primary point of contact’s email address (provided above) in the first email address block and add the alternate point of contact’s email address in the following block.  This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA system.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTE:  The POCs identified above are for WAWF issues only. Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS

Title	Number of pages
PURCHASE DESCRIPTION MINE PROTECTED CLEARANCE VEHICLE	48 Pages

FINAL INSPECTION RECORD CONTRACT DATA REQUIREMENT LIST (CDRL)	1 Page